KLEINERT'S, INC.
                             1996 STOCK OPTION PLAN


     1. Purpose. Kleinert's, Inc. (the "Company) hereby adopts the Kleinert's, Inc. 1996 Stock Option Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by management and key employees and by non-employee members of the Board of Directors to and advisors of the Company or any Affiliate (as defined below), to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock (the "Common Stock").

     2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

            (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code.

            (b) "Board of Directors" means the Board of Directors of the Company.

            (c) "Change of Control" shall have the meaning set forth in Section 10 of the Plan. (d) "Code" means the Internal Revenue Code of 1986, as amended.


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            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" shall have the meaning set forth in Section 3 of the Plan.

            (f) "Company" means Kleinert's, Inc., a Pennsylvania corporation.

            (g) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

            (h) "Disinterested Director" shall mean a member of the Board of Directors of the Company who is "disinterested" within the meaning of Rule 16b-3.

            (i) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

            (j) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

            (k) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or which otherwise does not qualify, as an ISO.

            (l) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

            (m) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

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            (n) "Option Document" means the document described in Section 8 or
Section 9 of the Plan, as applicable, which sets forth the terms and conditions of the grant of an Option.

            (o) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) or Subsection 9(a) of the Plan.

            (p) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

            (q) "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

            (r) "Shares" means the shares of Common Stock of the Company which are the subject of Options granted under the Plan.

          3. Administration of the Plan. The Plan shall be administered by a committee designated by the Board of Directors composed of two or more directors, each of whom is, or is expected to become, a Disinterested Director (the "Committee").

            (a) Meetings. The Committee shall hold meetings at such times and places as it may determine, shall keep minutes of its meetings, and shall adopt, amend and revoke such rules or procedures as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by a majority of its members shall be as effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board of Directors.

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            (b) Grants. Except with respect to Options granted pursuant to
Section 9 hereof, the Committee shall from time to time at its discretion direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the persons to whom, the times at which, and the price at which Options shall be granted, (ii) determine the type of Option to be granted and the number of Shares subject thereto, and (iii) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. Notwithstanding the foregoing, grants of Options to non-employee members of the Board of Directors shall be made exclusively in accordance with the provisions of Section 9. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under the Plan shall be final, binding and conclusive.

            (c) Exculpation. No member of the Committee or of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the

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Plan or the granting of Options under the Plan, provided that this Subsection
3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company, an Affiliate, or the Company's stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law,
(iii) any transaction from which the member derived an improper personal benefit, or (iv) the responsibility or liability of a member pursuant to any criminal statute or to the liability of a member for the payment of taxes pursuant to local, state or federal law.



            (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled, without further act on his part, to indemnity from the Company and limitation of liability to the fullest extent provided by applicable law and by the Company's Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

          4. Options under the Plan. Options granted under the Plan may be in the form of a Non-qualified Stock Option, an ISO, or a combination thereof, at the discretion of the Committee.

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          5. Eligibility. All management and key employees and non-employee members of the Board of Directors of the Company or any Affiliate shall be eligible to receive Options hereunder. However, non-employee members of the Board of Directors shall receive Options only pursuant to Section 9 of the Plan. The Committee, in its sole discretion, shall determine whether an individual is eligible for a grant of an Option under the Plan as a management or key employee or member of the Board of Directors (except for those Options granted automatically to non-employee members of the Board of Directors pursuant to
Section 9 of the Plan).

          6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is five hundred thousand (500,000) Shares, subject to adjustment as provided in Section 11 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan.

          7. Term of the Plan. The Plan is effective as of March __, 1996, the date on which it was adopted by the Board of Directors, subject to approval of the Plan on or before March __, 1997 by a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of


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all outstanding voting stock of the Company is, either in person or by proxy, present and voting. No Option granted under the Plan may be exercised before the Plan is so approved by the shareholders and, if the Plan is not so approved on or before March __, 1997, all Options granted under the Plan shall be null and void. No Option may be granted under the Plan after March __, 2006.

          8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall specifically be designated as an ISO at the time of grant. To the extent any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. However, the provisions of this Section 8 shall not be applicable to Options granted to non-employee members of the Board of Directors, except as otherwise provided in Subsection 9(c).

            (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee

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may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan. The maximum number of Shares with respect to which Options may be granted under the Plan during any calendar year to any Optionee is Two Hundred Thousand (200,000) Shares.

            (b) Option Price. Each Option Document shall state the Option Price which, for all Options, shall be equal to or greater than the Fair Market Value of the Shares at the time the Option is granted except in the case of an ISO granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, in which case the Option Price shall be equal to or greater than 110% of the Fair Market Value of the Shares on the date the Option is granted. The Fair Market Value per share shall be as determined by the Committee if the Common Stock is not traded in a public market and, if the Common Stock is traded in a public market, shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee shall determine.


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            (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that
(i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option


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Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until an event described in this sentence has occurred.

            (d) Medium of Payment. An optionee shall pay for Shares (i) in cash,
(ii) by certified or cashier's check payable to the order of the Company, (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by payment made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market


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Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares of Common Stock in excess of the number of shares of Common Stock required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock.

            (e) Termination of Options.

                (i) No Option shall be exercisable after the first to occur of the following:

                    (A) Expiration of the Option term specified in the Option Document which, in the case of an ISO, shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

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                    (B) Unless otherwise specified in the Option Document,
expiration of three months from the date the Optionee's employment with the Company or its Affiliates terminates for any reason other than Disability or death;

                    (C) Unless otherwise specified in the Option Document, expiration of one year from the date such employment with the Company or its Affiliates terminates due to the Optionee's Disability or death;

                    (D) Except to the extent otherwise provided in an Optionee's Option Document, a finding by the Committee, after consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

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                    (E) The date, if any, set by the Board of Directors as an
accelerated expiration date in the event of the liquidation or dissolution of the Company or other Change of Control; or

                    (F) The occurrence of such other event or events as may be set forth in the Option Document as causing an accelerated expiration of the Option.

                (ii) In the event that the right to exercise an Option is scheduled to terminate pursuant to either Subsection 8(e)(i)(B) or Subsection 8(e)(i)(C), such Option may be exercised during the three-month or one year period, as the case may be, following the Optionee's termination of employment only with respect to the number of Option Shares as to which such Option was exercisable on the date of such termination of employment. Following such termination of employment, such Option may not be exercised with regard to any additional Shares covered by such Option, even though all or a portion of such additional Shares would have become subject to exercise under the Option if the Optionee were still employed during such three-month or one year period.

                (iii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(iii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

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                (iv) Notwithstanding anything to the contrary contained in the
Plan or an Option Document, an ISO shall be treated as a Non-qualified Stock Option to the extent such ISO is exercised at any time after the expiration of the time period permitted under the Code for the exercise of an ISO.

            (f) Transfers. No Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Optionee's Option may be exercised only by him or her. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

           (g) Limitation on ISO Grants. In no event shall the aggregate Fair Market Value of the Shares with respect to which an ISO granted under the Plan and an incentive stock option issued under any other incentive stock option plan of the Company or its Affiliates are exercisable for the first time by an Optionee during any calendar year exceed $100,000. For purposes of this subsection 8(g), the Fair Market Value of the Shares shall be determined as of the date of grant of the ISO or other incentive stock option.

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            (h) Other Provisions. Subject to the provisions of the Plan, the
Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

            (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(E) or Section 10 of the Plan, as applicable.

          9. Special Provisions Relating to Grants of Options to Non-Employee Members of the Board of Directors. Options granted pursuant to the Plan to non-employee members of the Board of Directors shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 9. Options granted pursuant to this Section 9 shall be evidenced by Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

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            (a) Timing of Grants: Number of Shares Subject of Options:
Exercisability of Options: Option Price. Each non-employee member of the Board of Directors shall be granted on the later of the approval of this Plan by the shareholders or the date such person becomes a member of the Board of Directors, an Option to purchase twenty-five thousand (25,000) Shares. Each such Option shall be a Non-qualified Stock Option pursuant to which ten thousand (10,000) Shares shall be exercisable immediately upon the date of grant, and an additional five thousand (5,000) Shares shall become exercisable on each of the three anniversaries following the date of grant, subject to the provisions of Subsection 9(b). The Option Price for each Option granted under this Section 9 be equal to the Fair Market Value of the Shares on the date the Option is granted.

            (b) Termination of Options Granted Pursuant to Section 9. All Options granted pursuant to this Section 9 which have become exercisable shall continue to be exercisable until the first to occur of the following:

                (i) Expiration of ten (10) years from the date of grant;

                (ii) Expiration of three (3) months from the date the Optionee's service as a member of the Board of Directors terminates for any reason other than Disability or death;

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                (iii) Expiration of one (1) year from the date the Optionee's service as a member of the Board of Directors terminates due to the Optionee's Disability or death;


         In the event that the right to exercise an Option granted under this
Section 9 terminates pursuant to either Subsection 9(b)(ii) or Subsection 9(b)(iii), such Option may be exercised during the three-month or one year period, as the case may be, following the Optionee's termination of service only with respect to the number of Option Shares as to which such Option was exercisable on the date of such termination of service. Following such termination of service, such Option may not be exercised with regard to any additional Shares covered by such Option, even though all or a portion of such additional Shares would have become subject to exercise under the Option if the Optionee were still rendering services during such three-month or one year period.

            (c) Applicability of Provisions of Section 8 to Options Granted Pursuant to Section 9. The following provisions of Section 8 shall be applicable to Options granted pursuant to this Section 9: the last sentence of Subsection 8(b); Subsection 8(c); Subsection 8(d); Subsection 8(f); and Subsection 8(i) (but only to the extent that the application of such Subsection to Options granted under this Section 9 would not cause a Disinterested Director no longer to qualify as a Disinterested Director).

         10. Change of Control. In the event of a Change of Control, the Committee may take whatever action it deems necessary

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or desirable with respect to the Options outstanding (other than Options granted pursuant to Section 9), including, without limitation, accelerating the expiration or termination date set forth in the Option Documents. In addition to the foregoing, in the event of a Change of Control, Options granted pursuant to the Plan and held by Optionees who are employees or members of the Board of Directors at the time of a Change of Control shall become immediately exercisable in full.


         A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or


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(iv) the date any entity, person or group, within the meaning of Section
13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (other than the Company, any of its subsidiaries, any employee benefit plan or related trust sponsored or maintained by the Company or any of its subsidiaries, Jack Brier, family members of Jack Brier or trusts for the benefit of Jack Brier or his family members) shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding Shares of the Company's Common Stock, or (v) the first day after the date this Plan is effective when members of the Board of Directors are elected such that a majority of the members of the Board of Directors shall have been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new member of the Board of Directors who was not a member at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the members of the Board of Directors then still in office who were members at the beginning of such period.


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         11. Adjustments on Changes in Capitalization.

             (a) In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination or exchange of shares or the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are outstanding on the date of grant and which are convertible into Common Stock) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the aggregate number of Shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding options, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of his or her Option the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of Shares covered by his or her Option.

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             (b) Any adjustment under this Section 11 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

             (c) The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

         12. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of shares as to which Options may be granted hereunder without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter. In addition, the provisions of
Section 9 that determine (i) which directors shall be granted Options pursuant to Section 9; (ii) the amount of Shares subject to Options granted pursuant to
Section 9; (iii) the price at which shares subject to Options granted pursuant to Section 9 may be purchased; and (iv)


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the timing of grants of Options pursuant to Section 9 shall not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended. Except as otherwise provided in the Plan, no amendment to the Plan shall adversely affect any outstanding Option, without the consent of the Optionee.

         13. No Commitment to Retain. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ or service of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity.

         14. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

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         15. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law.


                                     - 23 -

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